UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series VIT

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO StocksPLUS® Global Portfolio Advisor Class
•	PIMCO StocksPLUS® Global Portfolio Institutional Class

(b)	Not applicable to open-end investment companies.

Advisor Class

PIMCO StocksPLUS® Global Portfolio

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about the PIMCO StocksPLUS® Global Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025 (the "reporting period"). You can find additional information about the Portfolio at www.pimco.com/pvit. You can also request this information by contacting us at 888.87.PIMCO (888.877.4626).

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the reporting period?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor Class	$104	0.93%

How did the Portfolio perform during the reporting period and what affected its performance?

The following affected performance (on a gross basis) during the reporting period:

• The Portfolio's exposure to equity index derivatives linked to the S&P 500 Index and the MSCI EAFE Index contributed to absolute returns, as the Portfolio’s benchmark, 50% MSCI EAFE Net Total Return USD Index/50% S&P 500 Index, returned 24.55%.

• The Portfolio’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

   - Long exposure to U.S. interest rates contributed to returns, as U.S. interest rates decreased.

   - Long exposure to investment grade corporate credit contributed to returns, as spreads tightened.

   - Long exposure to Australian interest rates detracted from returns, as Australian interest rates increased.

   - Non-U.S. developed market currencies detracted from returns, driven by positioning to Japanese yen and short exposure to the

     Australian dollar, Canadian dollar, and Swiss franc versus the U.S. Dollar.

Portfolio Performance

In addition to the Portfolio's performance, the graph and the table in this section include performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) one or more supplemental index(es). The Portfolio's regulatory index is the MSCI World Index. The Portfolio's regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance.

The graph below illustrates cumulative returns for the 10-year period ended December 31, 2025 or the life of the Portfolio, if shorter. Cumulative returns are based on a hypothetical initial investment equal to the greater of either $10,000 or the investment minimum applicable to the share class.

Cumulative Returns Based on $10,000 Investment

	Advisor Class	MSCI World Index	50% MSCI EAFE Net Total Return USD Index/50% S&P 500 Index
12/31/15	$10,000	$10,000	$10,000
1/31/16	$9,547	$9,402	$9,390
2/29/16	$9,476	$9,332	$9,298
3/31/16	$10,071	$9,965	$9,916
4/30/16	$10,228	$10,123	$10,079
5/31/16	$10,305	$10,180	$10,123
6/30/16	$10,163	$10,066	$9,967
7/31/16	$10,555	$10,491	$10,403
8/31/16	$10,587	$10,499	$10,414
9/30/16	$10,652	$10,555	$10,479
10/31/16	$10,431	$10,351	$10,276
11/30/16	$10,519	$10,500	$10,364
12/31/16	$10,774	$10,751	$10,644
1/31/17	$11,043	$11,011	$10,899
2/28/17	$11,326	$11,316	$11,193
3/31/17	$11,519	$11,437	$11,354
4/30/17	$11,710	$11,606	$11,557
5/31/17	$11,995	$11,851	$11,850
6/30/17	$12,045	$11,897	$11,876
7/31/17	$12,333	$12,182	$12,170
8/31/17	$12,347	$12,199	$12,186
9/30/17	$12,612	$12,473	$12,463
10/31/17	$12,862	$12,708	$12,703
11/30/17	$13,098	$12,984	$12,965
12/31/17	$13,251	$13,159	$13,141
1/31/18	$13,974	$13,854	$13,847
2/28/18	$13,349	$13,280	$13,279
3/31/18	$13,087	$12,991	$12,991
4/30/18	$13,198	$13,140	$13,164
5/31/18	$13,240	$13,222	$13,175
6/30/18	$13,161	$13,216	$13,135
7/31/18	$13,593	$13,629	$13,541
8/31/18	$13,677	$13,797	$13,631
9/30/18	$13,781	$13,874	$13,728
10/31/18	$12,718	$12,856	$12,713
11/30/18	$12,816	$13,002	$12,834
12/31/18	$11,828	$12,013	$11,944
1/31/19	$12,755	$12,948	$12,815
2/28/19	$13,108	$13,337	$13,184
3/31/19	$13,319	$13,512	$13,353
4/30/19	$13,808	$13,991	$13,811
5/31/19	$13,015	$13,184	$13,041
6/30/19	$13,868	$14,053	$13,887
7/31/19	$13,851	$14,122	$13,899
8/31/19	$13,597	$13,833	$13,609
9/30/19	$13,915	$14,128	$13,931
10/31/19	$14,307	$14,487	$14,332
11/30/19	$14,647	$14,891	$14,673
12/31/19	$15,084	$15,337	$15,133
1/31/20	$14,896	$15,244	$14,972
2/29/20	$13,681	$13,955	$13,679
3/31/20	$11,611	$12,108	$11,921
4/30/20	$12,813	$13,431	$13,071
5/31/20	$13,552	$14,080	$13,666
6/30/20	$13,982	$14,452	$14,035
7/31/20	$14,539	$15,144	$14,594
8/31/20	$15,461	$16,156	$15,494
9/30/20	$14,981	$15,598	$14,998
10/31/20	$14,480	$15,120	$14,499
11/30/20	$16,329	$17,053	$16,417
12/31/20	$17,050	$17,776	$17,114
1/31/21	$16,896	$17,599	$16,936
2/28/21	$17,320	$18,050	$17,360
3/31/21	$17,939	$18,651	$17,940
4/30/21	$18,672	$19,519	$18,688
5/31/21	$19,076	$19,800	$19,058
6/30/21	$19,192	$20,095	$19,173
7/31/21	$19,491	$20,455	$19,473
8/31/21	$19,917	$20,964	$19,941
9/30/21	$19,109	$20,094	$19,188
10/31/21	$20,026	$21,232	$20,096
11/30/21	$19,493	$20,767	$19,559
12/31/21	$20,346	$21,654	$20,498
1/31/22	$19,365	$20,508	$19,472
2/28/22	$18,682	$19,990	$19,009
3/31/22	$19,011	$20,538	$19,423
4/30/22	$17,452	$18,832	$17,947
5/31/22	$17,623	$18,846	$18,031
6/30/22	$16,006	$17,214	$16,450
7/31/22	$17,239	$18,581	$17,619
8/31/22	$16,286	$17,804	$16,841
9/30/22	$14,672	$16,149	$15,278
10/31/22	$15,684	$17,308	$16,307
11/30/22	$17,201	$18,512	$17,681
12/31/22	$16,524	$17,726	$17,179
1/31/23	$17,910	$18,980	$18,414
2/28/23	$17,344	$18,524	$17,997
3/31/23	$17,926	$19,096	$18,551
4/30/23	$18,324	$19,431	$18,957
5/31/23	$17,954	$19,237	$18,597
6/30/23	$18,979	$20,400	$19,635
7/31/23	$19,576	$21,085	$20,268
8/31/23	$19,007	$20,582	$19,719
9/30/23	$18,182	$19,694	$18,912
10/31/23	$17,693	$19,123	$18,330
11/30/23	$19,275	$20,915	$20,017
12/31/23	$20,298	$21,942	$21,004
1/31/24	$20,414	$22,205	$21,240
2/29/24	$21,287	$23,147	$22,002
3/31/24	$22,011	$23,891	$22,718
4/30/24	$21,154	$23,003	$21,963
5/31/24	$22,248	$24,030	$22,933
6/30/24	$22,395	$24,519	$23,159
7/31/24	$22,813	$24,952	$23,640
8/31/24	$23,470	$25,611	$24,311
9/30/24	$23,815	$26,080	$24,683
10/31/24	$23,060	$25,563	$23,900
11/30/24	$23,725	$26,736	$24,533
12/31/24	$23,012	$26,039	$23,962
1/31/25	$23,899	$26,958	$24,925
2/28/25	$24,113	$26,764	$25,004
3/31/25	$23,403	$25,572	$24,249
4/30/25	$23,651	$25,800	$24,723
5/31/25	$24,982	$27,327	$26,066
6/30/25	$25,969	$28,506	$27,016
7/31/25	$25,969	$28,873	$27,130
8/31/25	$26,852	$29,626	$27,983
9/30/25	$27,605	$30,578	$28,761
10/31/25	$28,114	$31,191	$29,267
11/30/25	$28,241	$31,279	$29,394
12/31/25	$28,592	$31,532	$29,844

The table below shows the average annual total returns of the Portfolio, a regulatory index, and one or more supplemental index(es) for certain periods ended December 31, 2025.

Average Annual Total Returns (%)

Class/Index Name	1 Year	5 Years	10 Years
Advisor Class	24.25%	10.89%	11.08%
MSCI World Index	21.09%	12.15%	12.17%
50% MSCI EAFE Net Total Return USD Index/50% S&P 500 Index	24.55%	11.76%	11.55%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results.Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.Differences in the Portfolio’s performance versus an index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via 888.87.PIMCO (888.877.4626).

Key Portfolio StatisticsFootnote Reference† (as of the end of the reporting period)

Total Net Assets	$187,045
# of Portfolio Holdings	400
Portfolio Turnover Rate	225%
Total Net Advisory Fees Paid During the Reporting Period	$546
Footnote	Description
Footnote†	Dollar amounts displayed in 000's

What did the Portfolio invest in?

Geographic Breakdown (% of Net Asset Value)Footnote Reference*

United States	54.9%
Cayman Islands	7.9%
United Kingdom	2.7%
Brazil	2.0%
Canada	1.4%
Japan	1.1%
Liberia	1.1%
Ireland	1.0%
Netherlands	0.8%
Other Countries	4.2%
Short-Term Instruments	17.3%
Affiliated Investments	2.2%
Financial Derivative Instruments	(0.3%)
Other Assets and Liabilities, Net	3.7%
Total	100.0%
Footnote	Description
Footnote*	% of Net Asset Value includes derivatives instruments, if any, valued at the value used for determining the Portfolio's net asset value. The notional exposure of such derivatives investments therefore may be greater than what is depicted.

Material Portfolio Changes

This is a summary of certain changes and planned changes of the Portfolio since the beginning of the reporting period. For more information, you may refer to the Portfolio's next prospectus, which we expect to be available by April 30, 2026 or upon request at 888.87.PIMCO (888.877.4626).

Changes to Total Annual Portfolio Operating Expenses. Annual portfolio operating expenses increased during the year by 0.06% as a result of higher expenses related to interest.

Change to Principal Investment Strategies. Effective December 22, 2025, the Portfolio seeks to exceed the total return of the 50% MSCI EAFE Net Total Return USD Index/50% S&P 500 Index (the “Specified Index”) by gaining equity exposure to S&P 500 Index stocks and MSCI Europe Australasia Far East (“EAFE”) Net Total Return USD Index stocks together with a portfolio of Fixed Income Instruments and related derivatives. Previously, the Portfolio sought to exceed the total return of the 50% MSCI EAFE Net Total Return USD Index/50% S&P 500 Index (the “Specified Index”) by investing under normal circumstances in S&P 500 Index derivatives and MSCI Europe Australasia Far East (“EAFE”) Net Total Return USD Index derivatives, backed by a portfolio of Fixed Income Instruments.

Effective December 22, 2025, “Acquired Fund Risk” is added as a Principal Risk of investing in the Portfolio. Because the Portfolio may invest its assets in Acquired Funds, the risks associated with investing in the Portfolio may be closely related to the risks associated with the securities and other investments held by the Portfolio.

Additional Information

For additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, please visit www.pimco.com/pvit or contact 888.87.PIMCO (888.877.4626). For tax information about the Portfolio, please visit: www.pimco.com/tax.

Advisor Class

PIMCO StocksPLUS® Global Portfolio

Annual Shareholder Report |

December 31, 2025

PSVT1969TSRAR_123125

Institutional Class

PIMCO StocksPLUS® Global Portfolio

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about the PIMCO StocksPLUS® Global Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025 (the "reporting period"). You can find additional information about the Portfolio at www.pimco.com/pvit. You can also request this information by contacting us at 888.87.PIMCO (888.877.4626).

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the reporting period?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$76	0.68%

How did the Portfolio perform during the reporting period and what affected its performance?

The following affected performance (on a gross basis) during the reporting period:

• The Portfolio's exposure to equity index derivatives linked to the S&P 500 Index and the MSCI EAFE Index contributed to absolute returns, as the Portfolio’s benchmark, 50% MSCI EAFE Net Total Return USD Index/50% S&P 500 Index, returned 24.55%.

• The Portfolio’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

   - Long exposure to U.S. interest rates contributed to returns, as U.S. interest rates decreased.

   - Long exposure to investment grade corporate credit contributed to returns, as spreads tightened.

   - Long exposure to Australian interest rates detracted from returns, as Australian interest rates increased.

   - Non-U.S. developed market currencies detracted from returns, driven by positioning to Japanese yen and short exposure to the

     Australian dollar, Canadian dollar, and Swiss franc versus the U.S. Dollar.

Portfolio Performance

In addition to the Portfolio's performance, the graph and the table in this section include performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) one or more supplemental index(es). The Portfolio's regulatory index is the MSCI World Index. The Portfolio's regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance.

The graph below illustrates cumulative returns for the 10-year period ended December 31, 2025 or the life of the Portfolio, if shorter. Cumulative returns are based on a hypothetical initial investment equal to the greater of either $10,000 or the investment minimum applicable to the share class.

Cumulative Returns Based on $10,000 Investment

	Institutional Class	MSCI World Index	50% MSCI EAFE Net Total Return USD Index/50% S&P 500 Index
12/31/15	$10,000	$10,000	$10,000
1/31/16	$9,563	$9,402	$9,390
2/29/16	$9,484	$9,332	$9,298
3/31/16	$10,082	$9,965	$9,916
4/30/16	$10,229	$10,123	$10,079
5/31/16	$10,317	$10,180	$10,123
6/30/16	$10,179	$10,066	$9,967
7/31/16	$10,568	$10,491	$10,403
8/31/16	$10,600	$10,499	$10,414
9/30/16	$10,672	$10,555	$10,479
10/31/16	$10,452	$10,351	$10,276
11/30/16	$10,551	$10,500	$10,364
12/31/16	$10,799	$10,751	$10,644
1/31/17	$11,080	$11,011	$10,899
2/28/17	$11,373	$11,316	$11,193
3/31/17	$11,557	$11,437	$11,354
4/30/17	$11,759	$11,606	$11,557
5/31/17	$12,043	$11,851	$11,850
6/30/17	$12,100	$11,897	$11,876
7/31/17	$12,400	$12,182	$12,170
8/31/17	$12,400	$12,199	$12,186
9/30/17	$12,671	$12,473	$12,463
10/31/17	$12,933	$12,708	$12,703
11/30/17	$13,168	$12,984	$12,965
12/31/17	$13,334	$13,159	$13,141
1/31/18	$14,053	$13,854	$13,847
2/28/18	$13,431	$13,280	$13,279
3/31/18	$13,177	$12,991	$12,991
4/30/18	$13,287	$13,140	$13,164
5/31/18	$13,329	$13,222	$13,175
6/30/18	$13,258	$13,216	$13,135
7/31/18	$13,689	$13,629	$13,541
8/31/18	$13,772	$13,797	$13,631
9/30/18	$13,884	$13,874	$13,728
10/31/18	$12,812	$12,856	$12,713
11/30/18	$12,923	$13,002	$12,834
12/31/18	$11,920	$12,013	$11,944
1/31/19	$12,858	$12,948	$12,815
2/28/19	$13,226	$13,337	$13,184
3/31/19	$13,441	$13,512	$13,353
4/30/19	$13,927	$13,991	$13,811
5/31/19	$13,139	$13,184	$13,041
6/30/19	$14,012	$14,053	$13,887
7/31/19	$13,978	$14,122	$13,899
8/31/19	$13,725	$13,833	$13,609
9/30/19	$14,068	$14,128	$13,931
10/31/19	$14,457	$14,487	$14,332
11/30/19	$14,796	$14,891	$14,673
12/31/19	$15,242	$15,337	$15,133
1/31/20	$15,054	$15,244	$14,972
2/29/20	$13,845	$13,955	$13,679
3/31/20	$11,757	$12,108	$11,921
4/30/20	$12,972	$13,431	$13,071
5/31/20	$13,708	$14,080	$13,666
6/30/20	$14,144	$14,452	$14,035
7/31/20	$14,717	$15,144	$14,594
8/31/20	$15,654	$16,156	$15,494
9/30/20	$15,166	$15,598	$14,998
10/31/20	$14,667	$15,120	$14,499
11/30/20	$16,546	$17,053	$16,417
12/31/20	$17,295	$17,776	$17,114
1/31/21	$17,122	$17,599	$16,936
2/28/21	$17,544	$18,050	$17,360
3/31/21	$18,188	$18,651	$17,940
4/30/21	$18,937	$19,519	$18,688
5/31/21	$19,360	$19,800	$19,058
6/30/21	$19,466	$20,095	$19,173
7/31/21	$19,785	$20,455	$19,473
8/31/21	$20,209	$20,964	$19,941
9/30/21	$19,395	$20,094	$19,188
10/31/21	$20,351	$21,232	$20,096
11/30/21	$19,799	$20,767	$19,559
12/31/21	$20,670	$21,654	$20,498
1/31/22	$19,671	$20,508	$19,472
2/28/22	$18,992	$19,990	$19,009
3/31/22	$19,327	$20,538	$19,423
4/30/22	$17,731	$18,832	$17,947
5/31/22	$17,923	$18,846	$18,031
6/30/22	$16,280	$17,214	$16,450
7/31/22	$17,530	$18,581	$17,619
8/31/22	$16,585	$17,804	$16,841
9/30/22	$14,939	$16,149	$15,278
10/31/22	$15,970	$17,308	$16,307
11/30/22	$17,503	$18,512	$17,681
12/31/22	$16,843	$17,726	$17,179
1/31/23	$18,246	$18,980	$18,414
2/28/23	$17,685	$18,524	$17,997
3/31/23	$18,241	$19,096	$18,551
4/30/23	$18,665	$19,431	$18,957
5/31/23	$18,326	$19,237	$18,597
6/30/23	$19,343	$20,400	$19,635
7/31/23	$19,964	$21,085	$20,268
8/31/23	$19,399	$20,582	$19,719
9/30/23	$18,547	$19,694	$18,912
10/31/23	$18,061	$19,123	$18,330
11/30/23	$19,690	$20,915	$20,017
12/31/23	$20,720	$21,942	$21,004
1/31/24	$20,865	$22,205	$21,240
2/29/24	$21,731	$23,147	$22,002
3/31/24	$22,491	$23,891	$22,718
4/30/24	$21,639	$23,003	$21,963
5/31/24	$22,726	$24,030	$22,933
6/30/24	$22,916	$24,519	$23,159
7/31/24	$23,332	$24,952	$23,640
8/31/24	$23,985	$25,611	$24,311
9/30/24	$24,342	$26,080	$24,683
10/31/24	$23,591	$25,563	$23,900
11/30/24	$24,282	$26,736	$24,533
12/31/24	$23,530	$26,039	$23,962
1/31/25	$24,474	$26,958	$24,925
2/28/25	$24,687	$26,764	$25,004
3/31/25	$23,961	$25,572	$24,249
4/30/25	$24,238	$25,800	$24,723
5/31/25	$25,593	$27,327	$26,066
6/30/25	$26,622	$28,506	$27,016
7/31/25	$26,622	$28,873	$27,130
8/31/25	$27,532	$29,626	$27,983
9/30/25	$28,330	$30,578	$28,761
10/31/25	$28,836	$31,191	$29,267
11/30/25	$28,962	$31,279	$29,394
12/31/25	$29,332	$31,532	$29,844

The table below shows the average annual total returns of the Portfolio, a regulatory index, and one or more supplemental index(es) for certain periods ended December 31, 2025.

Average Annual Total Returns (%)

Class/Index Name	1 Year	5 Years	10 Years
Institutional Class	24.66%	11.14%	11.36%
MSCI World Index	21.09%	12.15%	12.17%
50% MSCI EAFE Net Total Return USD Index/50% S&P 500 Index	24.55%	11.76%	11.55%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results.Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.Differences in the Portfolio’s performance versus an index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via 888.87.PIMCO (888.877.4626).

Key Portfolio StatisticsFootnote Reference† (as of the end of the reporting period)

Total Net Assets	$187,045
# of Portfolio Holdings	400
Portfolio Turnover Rate	225%
Total Net Advisory Fees Paid During the Reporting Period	$546
Footnote	Description
Footnote†	Dollar amounts displayed in 000's

What did the Portfolio invest in?

Geographic Breakdown (% of Net Asset Value)Footnote Reference*

United States	54.9%
Cayman Islands	7.9%
United Kingdom	2.7%
Brazil	2.0%
Canada	1.4%
Japan	1.1%
Liberia	1.1%
Ireland	1.0%
Netherlands	0.8%
Other Countries	4.2%
Short-Term Instruments	17.3%
Affiliated Investments	2.2%
Financial Derivative Instruments	(0.3%)
Other Assets and Liabilities, Net	3.7%
Total	100.0%
Footnote	Description
Footnote*	% of Net Asset Value includes derivatives instruments, if any, valued at the value used for determining the Portfolio's net asset value. The notional exposure of such derivatives investments therefore may be greater than what is depicted.

Material Portfolio Changes

This is a summary of certain changes and planned changes of the Portfolio since the beginning of the reporting period. For more information, you may refer to the Portfolio's next prospectus, which we expect to be available by April 30, 2026 or upon request at 888.87.PIMCO (888.877.4626).

Changes to Total Annual Portfolio Operating Expenses. Annual portfolio operating expenses increased during the year by 0.06% as a result of higher expenses related to interest.

Change to Principal Investment Strategies. Effective December 22, 2025, the Portfolio seeks to exceed the total return of the 50% MSCI EAFE Net Total Return USD Index/50% S&P 500 Index (the “Specified Index”) by gaining equity exposure to S&P 500 Index stocks and MSCI Europe Australasia Far East (“EAFE”) Net Total Return USD Index stocks together with a portfolio of Fixed Income Instruments and related derivatives. Previously, the Portfolio sought to exceed the total return of the 50% MSCI EAFE Net Total Return USD Index/50% S&P 500 Index (the “Specified Index”) by investing under normal circumstances in S&P 500 Index derivatives and MSCI Europe Australasia Far East (“EAFE”) Net Total Return USD Index derivatives, backed by a portfolio of Fixed Income Instruments.

Effective December 22, 2025, “Acquired Fund Risk” is added as a Principal Risk of investing in the Portfolio. Because the Portfolio may invest its assets in Acquired Funds, the risks associated with investing in the Portfolio may be closely related to the risks associated with the securities and other investments held by the Portfolio.

Additional Information

For additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings and proxy voting information, please visit www.pimco.com/pvit or contact 888.87.PIMCO (888.877.4626). For tax information about the Portfolio, please visit: www.pimco.com/tax.

Institutional Class

PIMCO StocksPLUS® Global Portfolio

Annual Shareholder Report |

December 31, 2025

PSVT1967TSRAR_123125

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2025	$ 38,214
	December 31, 2024	$ 38,214

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2025	$ —
	December 31, 2024	$ —

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2025	$ —
	December 31, 2024	$ 250

(d)	Fiscal Year Ended	All Other Fees(2)
	December 31, 2025	$ —
	December 31, 2024	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series VIT (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)  There were no “Audit-Related Fees” for the last two fiscal years.

(2)  There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2025		December 31, 2024
PIMCO Equity Series VIT	$		$250
Pacific Investment Management Company LLC (“PIMCO”)		43,373,395	18,926,240

Totals		$43,373,395	$18,926,490

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

Michael J. Berchtold

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Anne K. Kratky

Steven Lipiner

Peter B. McCarthy

Ronald C. Parker

Item 6.	Investments.

The information required by this Item 6 is included as part of the annual Financial Statements and Financial Highlights filed under Item 7(a) of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	The following is a copy of the report(s) of the Portfolio’s annual Financial Statements and Financial Highlights.

•	PIMCO StocksPLUS® Global Portfolio

(b)	Not applicable.

PIMCO EQUITY SERIES VIT®

Annual Financial and Other Information

December 31, 2025

PIMCO StocksPLUS® Global Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Important Information About the PIMCO StocksPLUS® Global Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in both fixed income instruments and equity securities. We believe that such a portfolio has an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic and industry conditions. The value of equity securities, such as common stocks and preferred securities, has historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may fluctuate, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities. Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolio may experience losses as a result of movements in interest rates.

Changing interest rates may have unpredictable effects on markets, which may detract from Portfolio performance. The interest rate environment has fluctuated in recent years, moving from historically low interest rates in 2020 and 2021 to high interest rates in 2022 and 2023 as a result of the U.S. Federal Reserve (the “Fed”) raising interest rates multiple times in efforts to combat inflation. Starting in late 2024 and again in 2025, the Fed lowered interest rates. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Portfolio may face a heightened level of risk associated with changing interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for certain types of bonds or bonds generally. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than funds or securities with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks note in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments section of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

2	PIMCO EQUITY SERIES VIT

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures, including the United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, have had and may continue to have an adverse effect on the Russian, Belarusian and other securities, instruments and economies, which may, in turn, negatively impact the Portfolio. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Portfolio may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Portfolio to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Portfolio may no longer seek to hold.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The U.S. government has indicated an intent to alter its approach to international trade policy, including in some cases renegotiating, modifying or terminating certain bilateral or multi-lateral trade arrangements with foreign countries, and it has proposed to take and/or taken related actions, including the imposition of or stated potential imposition of a broad range of tariffs.

The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response) could lead to, for example, price volatility, reduced market sentiment, and changes in inflation expectations. These and other geopolitical events may contribute to increased instability in the U.S. and global economies and markets, which may have an adverse effect on the performance of the Portfolio and its investments.

Increased volatility in the U.S. and global markets could be harmful to the Portfolio, issuers in which it invests and other market participants and Portfolio service providers. For example, if a bank at which the Portfolio or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Portfolio or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which the Portfolio may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Portfolio invests remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Potential impacts to the Portfolio and issuers resulting from volatility in the banking sector and accompanying market conditions and potential legislative or regulatory responses are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings. Market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Portfolio and issuers in which it invests.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO StocksPLUS® Global Portfolio	04/14/10	04/14/10	—	04/14/10	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	3

Important Information About the PIMCO StocksPLUS® Global Portfolio	(Cont.)

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. In August 2024, the SEC adopted amendments to Form N-PORT requiring funds to file Form N-PORT reports on a monthly basis and within 30 days of month end, with each report being made public 60 days after month end. On April 16, 2025, the SEC extended the compliance date for Form N-PORT amendments and fund groups with $1 billion or more in net assets will be required to comply with the amendments for reports filed on or after November 17, 2027.

Paper copies of the Portfolio’s shareholder reports are required to be provided free of charge by the Portfolio, the insurance company or financial intermediary upon request.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective on December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end.

A supplement was filed on November 20, 2025 to provide notification of changes to the principal investment strategies of the PIMCO StocksPLUS® Global Portfolio. As of December 22, 2025, the “Principal Investment Strategies” section of the Portfolio’s portfolio summary in the prospectus is deleted in its entirety and replaced with the following:

“The Portfolio seeks to exceed the total return of the 50% MSCI EAFE Net Total Return USD Index/50% S&P 500 Index (the “Specified Index”) by gaining equity exposure to S&P 500 Index stocks and MSCI Europe Australasia Far East (“EAFE”) Net Total Return USD Index stocks together with a portfolio of Fixed Income Instruments and related derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Portfolio expects to use equity and other derivatives in addition to or in place of investments in stocks and/or equity-related underlying

4	PIMCO EQUITY SERIES VIT

funds (such as exchange-traded funds) as part of an attempt to equal or exceed the daily performance of the Specified Index. The Portfolio may seek equity exposure through any of the foregoing instruments, without limitation, in PIMCO’s discretion. The Portfolio’s equity exposure will not be hedged into U.S. dollars. The Portfolio typically will seek to gain notional long exposure to its Specified Index in an amount, under normal circumstances, approximately equal to the Portfolio’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. Derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly.

Remaining Portfolio assets will consist primarily of Fixed Income Instruments and related derivatives. PIMCO actively manages the Fixed Income Instruments and related derivatives held by the Portfolio with a view toward enhancing the Portfolio’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Specified Index is a blended index. The MSCI EAFE Net Total Return USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on an unhedged basis. The S&P 500 Index is a group of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio seeks to remain invested in equity derivatives, stocks and/or equity-related underlying funds even when the Specified Index is declining. The Portfolio may invest in equities or equity derivatives that do not comprise the Specified Index. The Portfolio is not based on and does not use any products or services from S&P Dow Jones Indices LLC (“SPDJI”), and is not affiliated or associated with, or sponsored, promoted or endorsed by, SPDJI, Standard & Poor’s Financial Services LLC, S&P Global or any of their parent, subsidiary, or affiliated companies. The Portfolio is not based on and does not use any products or services from MSCI, and is not affiliated or associated with, or sponsored, promoted or endorsed by, MSCI or any of its parent, subsidiary, or affiliated companies.

The Portfolio may invest, without limitation, in common stocks (including any equity-related underlying funds) and derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Portfolio’s prospectus or Statement of Additional Information. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may also engage in financing transactions, such as reverse repurchase agreements and/or total return swaps. Assets not invested in equity securities (including any equity-related underlying funds) or equity derivatives will be primarily invested in Fixed Income Instruments and related derivatives. The Portfolio may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Ratings (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage-related securities rated below B). In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. With respect to the Portfolio’s fixed income investments, the Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. With respect to the Portfolio’s fixed income investments, the Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means that with respect to fixed income instruments, the Portfolio may invest, together with any other investments denominated in non-U.S. currencies, up to 30% of its total assets in such instruments). With respect to the Portfolio’s fixed income investments, the Portfolio will normally limit its net foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio may also invest up to 10% of its total assets in preferred securities.”

In addition, a supplement was filed on November 20, 2025 to provide notification of changes to the principal risks of the PIMCO StocksPLUS® Global Portfolio. As of December 22, 2025, “Acquired Fund Risk” is added as a Principal Risk of investing in the Portfolio. Accordingly, corresponding changes are made to the table in the Section titled “Description of Principal Risks” in the Prospectus and the following is added under “Description of Principal Risks” in the Prospectus:

“Because the Portfolio may invest its assets in Acquired Funds, the risks associated with investing in the Portfolio may be closely related to the risks associated with the securities and other investments held by the Portfolio. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. Investments in Acquired Funds that are exchange-traded funds are also subject to market risk, tracking error, the potential for trading at a discount or premium to their net asset value, bid/ask spread risk as well as the risks of the underlying securities they hold. In addition, the Portfolio’s performance will be reduced by the Portfolio’s proportionate amount of the expenses of any Acquired Funds in which it invests. There can be no assurance that the investment objective of any Acquired Fund will be achieved. Unless a

ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	5

Important Information About the PIMCO StocksPLUS® Global Portfolio	(Cont.)

fee waiver or expense reimbursement arrangement fully covers a Portfolio’s investment in an Acquired Fund, shareholders in a Portfolio will indirectly bear fees and expenses charged by the Acquired Funds in addition to the Portfolio’s direct fees and expenses.

A Portfolio’s net asset value (“NAV”) will fluctuate in response to changes in the NAVs or market prices, as applicable, of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Acquired Fund, which may vary.”

In addition, as of December 22, 2025, the following is added to the “Principal Risks” section of the Portfolio’s Portfolio Summary in the Prospectus:

“Acquired Fund Risk: the risk that the Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. Investments in Acquired Funds that are exchange-traded funds are also subject to market risk, tracking error, the potential for trading at a discount or premium to their net asset value, bid/ask spread risk as well as the risks of the underlying securities they hold. In addition, the Portfolio’s performance will be reduced by the Portfolio’s proportionate amount of the expenses of any Acquired Funds in which it invests.”

6	PIMCO EQUITY SERIES VIT

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ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	7

Financial Highlights	PIMCO StocksPLUS® Global Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2025	$7.73	$0.34	$1.52	$1.86	$(0.39)	$0.00	$(0.39)

12/31/2024	7.17	0.31	0.65	0.96	(0.40)	0.00	(0.40)

12/31/2023	6.00	0.26	1.11	1.37	(0.20)	0.00	(0.20)

12/31/2022	9.73	0.09	(1.84)	(1.75)	(0.09)	(1.89)	(1.98)

12/31/2021	9.01	0.00	1.70	1.70	(0.02)	(0.96)	(0.98)
Advisor Class

12/31/2025	7.52	0.31	1.47	1.78	(0.37)	0.00	(0.37)

12/31/2024	6.98	0.29	0.64	0.93	(0.39)	0.00	(0.39)

12/31/2023	5.84	0.23	1.09	1.32	(0.18)	0.00	(0.18)

12/31/2022	9.54	0.07	(1.80)	(1.73)	(0.08)	(1.89)	(1.97)

12/31/2021	8.85	(0.02)	1.68	1.66	(0.01)	(0.96)	(0.97)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)

Net asset value includes adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the Portfolio’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Portfolio.

(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Total return figures include adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the Portfolio’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Portfolio. Additionally, excludes applicable initial sales charges, contingent deferred sales charges and Variable Contract fees or expenses.

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.20	24.66%	$36,581	0.68%	0.73%	0.61%	0.66%	4.00%	225%

7.73	13.56	32,247	0.62	0.66	0.61	0.65	4.07	107

7.17	23.02	32,119	0.66	0.71	0.61	0.66	3.90	127

6.00	(18.52)	28,321	0.62	0.66	0.61	0.65	1.21	30

9.73	19.51	40,250	0.62	0.65	0.62	0.65	(0.01)	111

8.93	24.25	150,464	0.93	0.98	0.86	0.91	3.75	225

7.52	13.37	145,370	0.87	0.91	0.86	0.90	3.82	107

6.98	22.84	153,294	0.91	0.96	0.86	0.91	3.64	127

5.84	(18.79)	146,952	0.87	0.91	0.86	0.90	0.96	30

9.54	19.33	208,582	0.87	0.90	0.87	0.90	(0.26)	111

See Accompanying Notes	ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	9

Statements of Assets and Liabilities	PIMCO StocksPLUS® Global Portfolio	December 31, 2025

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$176,578
Investments in Affiliates	4,186
Financial Derivative Instruments
Exchange-traded or centrally cleared	122
Over the counter	1,681
Cash	535
Deposits with counterparty	10,142
Foreign currency, at value	626
Receivable for investments sold	1
Receivable for TBA investments sold	8,646
Interest and/or dividends receivable	841
Dividends receivable from Affiliates	16
Reimbursement receivable from PIMCO	13
Total Assets	203,387

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$2,128
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,321
Over the counter	1,081
Payable for investments in Affiliates purchased	17
Payable for TBA investments purchased	10,921
Deposits from counterparty	712
Payable for Portfolio shares redeemed	27
Accrued investment advisory fees	49
Accrued supervisory and administrative fees	51
Accrued distribution fees	33
Foreign capital gains tax payable	2
Total Liabilities	16,342

Commitments and Contingent Liabilities^

Net Assets	$187,045

Net Assets Consist of:

Paid in capital	157,313
Distributable earnings (accumulated loss)	29,732

Net Assets	$187,045

Net Assets:

Institutional Class	$36,581
Advisor Class	150,464

Shares Issued and Outstanding:

Institutional Class	3,975
Advisor Class	16,849

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.20
Advisor Class	8.93

Cost of investments in securities	$175,761
Cost of investments in Affiliates	$4,174
Cost of foreign currency held	$626
Proceeds received on short sales	$2,119
Cost or premiums of financial derivative instruments, net	$1,520

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Statements of Operations	PIMCO StocksPLUS® Global Portfolio

Year Ended December 31, 2025
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$8,296
Dividends	78
Dividends from Investments in Affiliates	152
Total Income	8,526

Expenses:

Investment advisory fees	546
Supervisory and administrative fees	564
Distribution and/or servicing fees - Advisor Class	369
Trustee fees	84
Interest expense	133
Miscellaneous expense	10
Total Expenses	1,706
Waiver and/or Reimbursement by PIMCO	(84)
Net Expenses	1,622

Net Investment Income (Loss)	6,904

Net Realized Gain (Loss):

Investments in securities	505
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	27,380
Over the counter financial derivative instruments	584
Foreign currency	(18)

Net Realized Gain (Loss)	28,452

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,525
Investments in Affiliates	7
Exchange-traded or centrally cleared financial derivative instruments	4,165
Over the counter financial derivative instruments	(1,634)
Foreign currency assets and liabilities	32

Net Change in Unrealized Appreciation (Depreciation)	4,095

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,451

* Foreign tax withholdings	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	11

Statements of Changes in Net Assets	PIMCO StocksPLUS® Global Portfolio

(Amounts in thousands†)	Year Ended December 31, 2025	Year Ended December 31, 2024

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,904	$7,217
Net realized gain (loss)	28,452	25,840
Net change in unrealized appreciation (depreciation)	4,095	(9,358)

Net Increase (Decrease) in Net Assets Resulting from Operations	39,451	23,699

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,587)	(1,705)
Advisor Class	(6,663)	(7,795)

Total Distributions(a)	(8,250)	(9,500)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(21,773)	(21,995)

Total Increase (Decrease) in Net Assets	9,428	(7,796)

Net Assets:

Beginning of year	177,617	185,413
End of year	$187,045	$177,617

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® Global Portfolio	December 31, 2025

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.4%

ASSET-BACKED SECURITIES 21.4%

CANADA 0.3%

CREDIT CARD BULLET 0.3%

Evergreen Credit Card Trust
4.540% due 10/15/2029 •	$500	$502

Total Canada		502

CAYMAN ISLANDS 7.8%

CMBS OTHER 0.3%

BRSP Ltd.
4.996% due 08/19/2038 •	36	37

Starwood Ltd.
5.049% due 04/18/2038 •	419	419

		456

OTHER ABS 7.5%

37 Capital CLO 4 Ltd.
4.995% due 04/15/2035 •	400	400

522 Funding CLO Ltd.
5.186% due 10/20/2031 •	171	171

Anchorage Capital CLO 20 Ltd.
4.984% due 01/20/2035 •	600	600

Anchorage Credit Funding 9 Ltd.
3.793% due 10/25/2037	389	385

ARES LXV CLO Ltd.
4.978% due 07/25/2034 •	900	900

ARES XLIV CLO Ltd.
5.035% due 04/15/2034 •	800	800

Atlantic Avenue Ltd.
5.144% due 01/20/2035 •	800	801

Atlas Senior Loan Fund XVI Ltd.
5.019% due 01/20/2034 •	900	900

Bain Capital Credit CLO Ltd.
5.124% due 07/19/2034 •	1,000	1,000

Canyon CLO Ltd.
5.005% due 10/15/2034 •	500	500

Fortress Credit BSL VII Ltd.
4.950% due 07/23/2032 •	287	287

ICG U.S. CLO Ltd.
4.884% due 01/16/2033 •	425	425

KKR CLO 42 Ltd.
5.034% due 07/20/2034 •	900	901

LCM 30 Ltd.
5.226% due 04/20/2031 •	193	193

Madison Park Funding XLVI Ltd.
4.905% due 10/15/2034 •	800	799

Neuberger Berman Loan Advisers CLO 45 Ltd.
4.972% due 10/14/2036 •	900	900

Northwoods Capital 25 Ltd.
5.004% due 07/20/2034 •	900	898

Octagon Investment Partners 40 Ltd.
4.924% due 01/20/2035 •	500	500

Parallel Ltd.
5.015% due 07/15/2034 •	500	499

Rockford Tower CLO Ltd.
5.014% due 07/20/2034 •	500	500

Sculptor CLO XXVII Ltd.
4.944% due 07/20/2034 •	900	900

Symphony CLO XXIV Ltd.
5.261% due 10/23/2035 •	200	200

Venture 36 CLO Ltd.
5.276% due 04/20/2032 •	114	114

Venture 44 CLO Ltd.
5.024% due 10/20/2034 •	500	500

		14,073

Total Cayman Islands		14,529

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.9%

OTHER ABS 0.9%

Carlyle Euro CLO DAC
3.221% due 08/15/2038 •	EUR	500	$588

Hayfin Emerald CLO XIV DAC
3.225% due 01/22/2039 •		500	588

Penta CLO 9 DAC
2.915% due 07/25/2036 •		500	588

			1,764

Total Ireland			1,764

JAPAN 0.2%

AUTOMOBILE SEQUENTIAL 0.2%

Oscar U.S. Funding XIV LLC
2.820% due 04/10/2029		$357	354

Total Japan			354

JERSEY, CHANNEL ISLANDS 0.4%

OTHER ABS 0.4%

Elmwood CLO 15 Ltd.
5.007% due 04/22/2035 •		600	600

Saranac CLO VI Ltd.
5.125% due 08/13/2031 •		126	126

			726

Total Jersey, Channel Islands			726

UNITED STATES 11.8%

AUTOMOBILE ABS OTHER 0.3%

CPS Auto Receivables Trust
4.710% due 12/17/2029		500	503

AUTOMOBILE SEQUENTIAL 4.0%

American Credit Acceptance Receivables Trust
4.730% due 01/12/2029		1,122	1,125
4.810% due 03/13/2028		62	62

CarMax Auto Owner Trust
4.890% due 07/16/2029		600	607

Carvana Auto Receivables Trust
4.530% due 01/10/2029		500	501
4.840% due 12/10/2027		63	63

Citizens Auto Receivables Trust
5.840% due 01/18/2028		230	231
5.110% due 04/17/2028		74	74

CPS Auto Receivables Trust
4.710% due 03/15/2029		355	356

Drive Auto Receivables Trust
4.940% due 12/15/2027		22	22

Exeter Select Automobile Receivables Trust
4.540% due 06/15/2029		972	976

GLS Auto Select Receivables Trust
5.960% due 10/16/2028		215	217

GM Financial Consumer Automobile Receivables Trust
4.850% due 12/18/2028		249	250
4.470% due 02/16/2028		199	199

GreenState Auto Receivables Trust
5.530% due 08/16/2027		27	27

Lendbuzz Securitization Trust
7.090% due 10/16/2028		348	352

Santander Drive Auto Receivables Trust
5.930% due 07/17/2028		176	176

SBNA Auto Lease Trust
5.390% due 11/20/2026		138	138

SCCU Auto Receivables Trust
5.700% due 10/16/2028		349	351
4.670% due 11/15/2028		485	487
4.570% due 01/15/2031		600	606

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

World Omni Auto Receivables Trust
5.610% due 02/15/2028	$155	$156

World Omni Select Auto Trust
4.980% due 02/15/2030	500	503

		7,479

HOME EQUITY OTHER 1.2%

Countrywide Asset-Backed Certificates Trust
4.326% due 10/25/2046 •	317	313
4.126% due 12/25/2046 •	603	568

Morgan Stanley Home Equity Loan Trust
4.356% due 02/25/2036 •	593	564

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
4.476% due 02/25/2036 •	76	70

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.016% due 03/25/2035 •	106	100
5.571% due 02/25/2035 •	691	647

		2,262

OTHER ABS 6.3%

ACHV ABS Trust
5.070% due 10/27/2031	130	131

Affirm Asset Securitization Trust
5.220% due 12/17/2029	33	33

College Avenue Student Loans LLC
4.646% due 06/25/2052 •	747	739

GreenSky Home Improvement Issuer Trust
5.250% due 10/27/2059	69	69
4.930% due 06/25/2060	451	452

Mariner Finance Issuance Trust
1.860% due 03/20/2036	800	788

Navient Education Loan Trust
5.020% due 07/15/2055	625	632

Navient Private Education Loan Trust
5.315% due 07/16/2040 •	105	105

Navient Private Education Refi Loan Trust
0.940% due 07/15/2069	325	298

Navient Refinance Loan Trust
4.800% due 10/15/2055	873	875

Navient Student Loan Trust
4.845% due 12/15/2059 •	135	135

Nelnet Student Loan Trust
4.840% due 05/17/2055	1,216	1,222

OneMain Financial Issuance Trust
1.750% due 09/14/2035	384	378

Pagaya AI Debt Grantor Trust
6.278% due 10/15/2031	123	123
5.108% due 03/15/2033	900	906
4.684% due 08/17/2026	302	303
5.092% due 07/15/2032	184	185
5.065% due 03/15/2032	130	131

Reach ABS Trust
5.120% due 08/18/2032	500	505
4.930% due 08/18/2032	445	446

SLM Private Credit Student Loan Trust
4.315% due 06/15/2039 •	624	609

SMB Private Education Loan Trust
5.434% due 02/16/2055 •	532	538
4.665% due 01/15/2053 •	251	250
1.290% due 07/15/2053	148	141
1.340% due 03/17/2053	390	370
4.585% due 01/15/2037 •	143	143
1.310% due 07/17/2051	226	214
5.060% due 03/16/2054	841	852

SoFi Professional Loan Program LLC
2.540% due 05/15/2046	260	251

		11,824

Total United States		22,068

Total Asset-Backed Securities (Cost $39,912)		39,943

See Accompanying Notes	ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	13

Schedule of Investments	PIMCO StocksPLUS® Global Portfolio	(Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 8.8%

UNITED STATES 8.8%

CONSUMER DISCRETIONARY 4.1%

Tesla, Inc. (a)	17,126	$7,702

INFORMATION TECHNOLOGY 4.7%

NVIDIA Corp.	47,206	8,804

Total Common Stocks (Cost $16,072)		16,506

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 20.2%

AUSTRALIA 0.1%

UTILITIES 0.1%

SGSP Australia Assets Pty. Ltd.
3.500% due 07/07/2027	$200	198

Total Australia		198

CANADA 1.1%

INDUSTRIALS 0.8%

Algonquin Power & Utilities Corp.
5.365% due 06/15/2026 þ	1,500	1,508

UTILITIES 0.3%

Fortis, Inc.
3.055% due 10/04/2026	500	496

Total Canada		2,004

CAYMAN ISLANDS 0.1%

BANKING & FINANCE 0.1%

Avolon Holdings Funding Ltd.
4.375% due 05/01/2026	200	200

Total Cayman Islands		200

FRANCE 0.5%

BANKING & FINANCE 0.5%

Banque Federative du Credit Mutuel SA
4.936% (SOFRRATE + 0.990%) due 10/16/2028 ~	300	302

BPCE SA
5.975% due 01/18/2027 •	700	700

		1,002

Total France		1,002

GERMANY 0.6%

BANKING & FINANCE 0.6%

Deutsche Bank AG
2.311% due 11/16/2027 •	1,100	1,083

Total Germany		1,083

IRELAND 0.1%

BANKING & FINANCE 0.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.450% due 10/29/2026	200	197

Total Ireland		197

JAPAN 0.6%

BANKING & FINANCE 0.2%

Sumitomo Mitsui Financial Group, Inc.
4.660% due 07/08/2031 •	200	202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.316% due 07/09/2029	$200	$207

		409

INDUSTRIALS 0.4%

NTT Finance Corp.
5.289% (SOFRRATE + 1.310%) due 07/16/2030 ~	600	610

Renesas Electronics Corp.
2.170% due 11/25/2026	200	196

		806

Total Japan		1,215

LIBERIA 1.1%

INDUSTRIALS 1.1%

Royal Caribbean Cruises Ltd.
5.375% due 07/15/2027	400	403
5.500% due 08/31/2026	800	801
4.250% due 07/01/2026	500	500
5.500% due 04/01/2028	300	306

		2,010

Total Liberia		2,010

MULTINATIONAL 0.1%

INDUSTRIALS 0.1%

NXP BV/NXP Funding LLC
5.350% due 03/01/2026	149	149

Total Multinational		149

NETHERLANDS 0.8%

BANKING & FINANCE 0.8%

ING Groep NV
4.738% (SOFRINDX + 1.010%) due 03/25/2029 ~	1,500	1,507

Total Netherlands		1,507

SPAIN 0.1%

INDUSTRIALS 0.1%

Telefonica Emisiones SA
4.103% due 03/08/2027	200	200

Total Spain		200

SWITZERLAND 0.1%

BANKING & FINANCE 0.1%

UBS Group AG
3.091% due 05/14/2032 •	250	232

Total Switzerland		232

UNITED KINGDOM 2.6%

BANKING & FINANCE 2.5%

Barclays PLC
4.900% (SOFRRATE + 1.080%) due 11/11/2029 ~	850	855

HSBC Holdings PLC
2.357% due 08/18/2031 •	300	273
5.065% (SOFRRATE + 1.290%) due 03/03/2031 ~	200	201

Lloyds Banking Group PLC
4.849% (SOFRINDX + 1.060%) due 11/26/2028 ~	1,700	1,709

Nationwide Building Society
5.033% (SOFRRATE + 1.070%) due 07/14/2029 ~	700	701

NatWest Markets PLC
5.022% due 03/21/2030	600	616

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander U.K. Group Holdings PLC
4.795% (SOFRINDX + 1.070%) due 09/22/2029 ~	$300	$300

		4,655

INDUSTRIALS 0.1%

Vmed O2 U.K. Financing I PLC
7.750% due 04/15/2032	200	209

Total United Kingdom		4,864

UNITED STATES 12.3%

BANKING & FINANCE 4.5%

Athene Global Funding
5.033% due 07/17/2030	300	302
4.725% due 09/18/2028 •	1,500	1,494

Bank of America Corp.
5.162% due 01/24/2031 •	200	207

Credit Suisse AG AT1 Claim	200	59

Ford Motor Credit Co. LLC
3.815% due 11/02/2027	200	197
5.800% due 03/05/2027	1,500	1,519

GA Global Funding Trust
2.250% due 01/06/2027	500	491

Goldman Sachs Group, Inc.
5.207% due 01/28/2031 •	100	103
1.431% due 03/09/2027 •	300	299

Jackson National Life Global Funding
5.350% due 01/13/2030	200	207
4.675% (SOFRRATE + 0.950%) due 09/12/2028 ~	700	702

Morgan Stanley
4.968% (SOFRRATE + 1.020%) due 04/13/2028 ~	1,600	1,607

Sammons Financial Group, Inc.
3.350% due 04/16/2031	200	186

Stellantis Financial Services U.S. Corp.
5.413% (SOFRRATE + 1.690%) due 09/15/2028 ~	300	302
4.950% due 09/15/2028	500	507

Synchrony Financial
3.700% due 08/04/2026	200	199

Wells Fargo & Co.
5.150% due 04/23/2031 •	100	103

		8,484

INDUSTRIALS 6.2%

Bayer U.S. Finance II LLC
4.375% due 12/15/2028	200	200

Beignet Investor LLC
6.581% due 05/30/2049	400	423

Berry Global, Inc.
1.650% due 01/15/2027	200	195

Boeing Co.
2.700% due 02/01/2027	400	394

CDW LLC/CDW Finance Corp.
2.670% due 12/01/2026	700	691

Cox Communications, Inc.
3.350% due 09/15/2026	600	597

Daimler Truck Finance North America LLC
4.650% due 10/12/2030	700	705

Diamondback Energy, Inc.
3.250% due 12/01/2026	200	199

Expand Energy Corp.
6.750% due 04/15/2029	200	201

Fresenius Medical Care U.S. Finance III, Inc.
1.875% due 12/01/2026	300	293

Global Payments, Inc.
4.800% due 04/01/2026	200	200
4.500% due 11/15/2028	200	201
2.150% due 01/15/2027	200	196

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyundai Capital America
5.078% (SOFRRATE + 1.350%) due 03/27/2030 ~		$1,500	$1,512
4.795% due 09/18/2028 •		100	101
5.250% due 01/08/2027		700	708

Illumina, Inc.
4.650% due 09/09/2026		300	301

L3Harris Technologies, Inc.
5.400% due 01/15/2027		1,800	1,827

Las Vegas Sands Corp.
3.500% due 08/18/2026		200	199

Sysco Corp.
5.100% due 09/23/2030		500	517

Uber Technologies, Inc.
4.500% due 08/15/2029		1,000	1,002

Viper Energy Partners LLC
4.900% due 08/01/2030		500	506

Volkswagen Group of America Finance LLC
4.550% due 09/11/2028		200	201

Western Midstream Operating LP
4.650% due 07/01/2026		200	200

			11,569

UTILITIES 1.6%

Emera U.S. Finance LP
3.550% due 06/15/2026		800	798

Fells Point Funding Trust
3.046% due 01/31/2027		400	395

NextEra Energy Capital Holdings, Inc.
5.050% due 03/15/2030		500	516

Southern California Edison Co.
4.875% due 02/01/2027		200	201
5.850% due 11/01/2027		100	103
4.700% due 06/01/2027		100	101

Vistra Operations Co. LLC
3.700% due 01/30/2027		200	199

Xcel Energy, Inc.
3.350% due 12/01/2026		600	596

			2,909

Total United States			22,962

Total Corporate Bonds & Notes (Cost $37,638)			37,823

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

AUSTRALIA 0.3%

Mortgage House RMBS Osmium
4.848% due 03/15/2056 •	AUD	782	525

Total Australia			525

UNITED KINGDOM 0.1%

Uropa Securities PLC
4.272% due 10/10/2040 •	GBP	76	102

Total United Kingdom			102

UNITED STATES 3.6%

Angel Oak Mortgage Trust
5.338% due 05/27/2069 þ		$384	386

Chase Home Lending Mortgage Trust
5.124% due 05/25/2055 •		250	250

CLNY Trust
5.278% due 11/15/2038 •		258	254

Countrywide Alternative Loan Trust
4.206% due 04/25/2046 •		175	167

Cross Mortgage Trust
6.093% due 04/25/2069 þ		309	313
6.147% due 07/25/2069 þ		328	332

Ellington Financial Mortgage Trust
5.900% due 09/25/2067 þ		266	266

GCAT Trust
6.007% due 01/25/2059 þ		271	273

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Government National Mortgage Association REMICS
4.688% due 09/20/2075 •		$953	$956

GS Mortgage Securities Trust
4.003% due 07/10/2051		700	694

JP Morgan Chase Commercial Mortgage Securities Trust
5.148% due 02/15/2035 •		469	461
5.248% due 12/15/2031 •		145	144

JP Morgan Mortgage Trust
5.591% due 06/25/2065 þ		166	168

MASTR Adjustable Rate Mortgages Trust
5.633% due 11/21/2034 ~		44	44

Morgan Stanley Capital I Trust
5.298% due 11/15/2034 •		226	222

OBX Trust
6.520% due 07/25/2063 þ		467	470

Oceanview Mortgage Trust
4.815% due 05/25/2055 •		653	655

PMT Loan Trust
5.224% due 08/25/2056 •		628	628

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		196	191

Total United States			6,874

Total Non-Agency Mortgage-Backed Securities (Cost $7,476)			7,501

SOVEREIGN ISSUES 4.3%

BRAZIL 2.0%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2026 (c)	BRL	20,800	3,672

Total Brazil			3,672

CHILE 0.5%

Bonos de la Tesoreria de la Republica en pesos
4.700% due 09/01/2030	CLP	465,000	507
5.000% due 10/01/2028		430,000	481

Total Chile			988

COLOMBIA 0.5%

Colombia TES
6.000% due 04/28/2028	COP	2,227,900	516
11.000% due 08/22/2029		1,900,000	475

Total Colombia			991

JAPAN 0.3%

Japan Government Two Year Bonds
0.100% due 01/01/2026	JPY	95,700	611

Total Japan			611

LUXEMBOURG 0.4%

Eagle Funding Luxco SARL
5.500% due 08/17/2030		$800	816

Total Luxembourg			816

MEXICO 0.3%

Mexico Bonos
8.500% due 03/02/2028	MXN	9,000	506

Total Mexico			506

SOUTH AFRICA 0.3%

Republic of South Africa Government Bonds
8.000% due 01/31/2030	ZAR	8,300	513

Total South Africa			513

Total Sovereign Issues (Cost $7,916)			8,097

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 14.5%

UNITED STATES 14.5%

Federal Home Loan Mortgage Corp.
3.000% due 09/01/2032	$296	$290
5.500% due 10/01/2052 - 06/01/2053	853	868
6.300% due 09/01/2037 •	90	94

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.903% due 07/25/2054 ~	489	476
4.559% due 08/25/2027 •	264	264

Federal Home Loan Mortgage Corp. REMICS
4.548% due 07/15/2037 •	8	8
4.628% due 10/15/2033 •	60	60
4.763% due 07/15/2040 •	59	58
4.774% due 09/25/2055 - 11/25/2055 •	2,668	2,679
4.814% due 11/25/2054 •	730	733
4.824% due 03/25/2055 - 08/25/2055 •	889	898
4.974% due 11/25/2054 •	614	616
5.024% due 12/25/2054 - 01/25/2055 •	2,444	2,453
5.074% due 08/25/2055 •	2,824	2,835

Federal National Mortgage Association
3.000% due 01/01/2027	24	24
4.300% due 12/01/2029	601	606
4.730% due 05/01/2029	200	204
5.500% due 10/01/2052 - 01/01/2054	69	70

Federal National Mortgage Association REMICS
4.289% due 12/25/2045 •	134	133
4.773% due 09/25/2046 - 11/25/2059 •	709	702
4.774% due 12/25/2053 - 08/25/2055 •	2,470	2,476
4.874% due 11/25/2055 •	996	999
4.924% due 01/25/2055 •	245	246
5.074% due 12/25/2053 •	408	410
5.174% due 10/25/2053 •	719	724

Government National Mortgage Association REMICS
4.893% due 12/20/2055 «•	1,000	1,002
5.114% due 12/20/2066 •	237	239
5.118% due 06/20/2055 •	2,443	2,456

Uniform Mortgage-Backed Security, TBA
6.000% due 02/01/2056	1,400	1,437
6.500% due 02/01/2056	2,860	2,973

Total U.S. Government Agencies (Cost $26,916)		27,033

U.S. TREASURY OBLIGATIONS 3.9%

UNITED STATES 3.9%

U.S. Treasury Floating Rate Notes
3.700% due 01/31/2027 •(g)	3,000	2,999

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2031	375	350
1.625% due 04/15/2030	3,989	4,010

Total U.S. Treasury Obligations (Cost $7,390)		7,359

SHORT-TERM INSTRUMENTS 17.3%

COMMERCIAL PAPER 7.7%

Air Lease Corp.
4.000% due 01/14/2026	1,100	1,098
4.300% due 01/08/2026	700	699

Alimentation Couche-Tard, Inc.
4.150% due 01/20/2026	1,800	1,796

AMETEK, Inc.
4.020% due 01/12/2026	1,500	1,498

Crown Castle, Inc.
4.140% due 01/22/2026	1,000	997

HCA, Inc.
4.100% due 01/20/2026	1,100	1,098
4.100% due 01/26/2026	300	299

See Accompanying Notes	ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	15

Schedule of Investments	PIMCO StocksPLUS® Global Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.120% due 02/02/2026	$500	$498
4.120% due 02/12/2026	600	597
4.300% due 01/07/2026	300	300

Keurig Dr. Pepper, Inc.
4.240% due 01/09/2026	700	699
4.260% due 01/05/2026	300	300
4.270% due 01/14/2026	1,000	999

Oracle Corp.
4.220% due 01/16/2026	600	599

Southern California Edison Co.
4.550% due 01/05/2026	2,100	2,099

VW Credit, Inc.
4.220% due 01/13/2026	800	799

Total Commercial Paper (Cost $14,378)		14,375

SHORT-TERM NOTES 2.3%

Federal Home Loan Bank Discount Notes
3.510% due 06/24/2026 (c)(d)	2,000	1,966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.560% due 03/25/2026 (c)(d)		$1,000	$992
3.565% due 02/25/2026 (c)(d)		300	298
3.590% due 03/27/2026 (c)(d)		1,100	1,091

Total Short-Term Notes (Cost $4,347)			4,347

JAPAN TREASURY BILLS 6.6%
0.411% due 01/07/2026 - 01/13/2026 (b)(c)	JPY	1,937,200	12,367

U.S. TREASURY BILLS 0.7%
3.752% due 01/06/2026 - 04/14/2026 (b)(c)(i)		$1,234	1,227

Total Short-Term Instruments (Cost $32,441)			32,316

Total Investments in Securities (Cost $175,761)			176,578

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%

PIMCO Short Asset Portfolio	426,368	$4,186

Total Short-Term Instruments (Cost $4,174)		4,186

Total Investments in Affiliates (Cost $4,174)		4,186

Total Investments 96.6% (Cost $179,935)		$180,764

Financial Derivative Instruments (f)(h) (0.3)% (Cost or Premiums, net $1,520)		(599)

Other Assets and Liabilities, net 3.7%		6,880

Net Assets 100.0%		$187,045

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (1.1)%
U.S. Government Agencies (1.1)%
Uniform Mortgage-Backed Security, TBA	5.500%	02/01/2056	$2,100	$(2,119)	$(2,128)

Total Short Sales				$(2,119)	$(2,128)

The average amount of borrowings outstanding during the period ended December 31, 2025 was $(202) at a weighted average interest rate of 3.893%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2026	90	$21,670	$4	$0	$0
Australia Government 3-Year Bond March Futures	03/2026	139	9,740	4	3	(3)
Australia Government 10-Year Bond March Futures	03/2026	37	2,703	9	3	0
Canada Government 5-Year Bond March Futures	03/2026	53	4,375	(29)	0	(8)
E-Mini S&P 500 Index March Futures	03/2026	271	93,393	358	0	(701)
Long Guilt March Futures	03/2026	15	1,847	3	3	(1)
Mini MSCI EAFE Index March Futures	03/2026	645	93,593	101	0	(522)

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2025

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2026	137	$28,604	$44	$0	$(10)
U.S. Treasury 5-Year Note March Futures	03/2026	341	37,273	(123)	0	(40)
U.S. Treasury Long-Term Bond March Futures	03/2026	7	809	(6)	0	(2)

				$365	$9	$(1,287)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Schatz March Futures	03/2026	8	$(1,004)	$2	$0	$0
U.S. Treasury 10-Year Note March Futures	03/2026	106	(11,918)	80	22	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2026	30	(3,540)	14	11	0
U.S. Ultra Treasury 10-Year Note March Futures	03/2026	59	(6,786)	(1)	11	0

				$95	$44	$0

Total Futures Contracts				$460	$53	$(1,287)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Southwest Airlines Co.	1.000%	Quarterly	12/20/2026	0.282%	$ 100	$0	$1	$1	$0	$0
Tesco PLC	1.000	Quarterly	12/20/2027	0.177	EUR 400	0	8	8	0	0

						$0	$9	$9	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/17/2030	GBP	2,800	$(14)	$30	$16	$3	$0
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2026	$	13,000	110	112	222	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.982	Annual	09/30/2026		4,200	0	13	13	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2028		5,570	(47)	5	(42)	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		1,300	4	5	9	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		700	3	(11)	(8)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	03/19/2030		8,310	429	(208)	221	12	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.290	Annual	05/31/2030		8,739	(3)	40	37	13	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.375	Annual	05/31/2030		11,456	11	0	11	16	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2030		3,200	(54)	14	(40)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.734	Annual	05/31/2032		3,400	0	30	30	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.791	Annual	05/31/2032		6,600	0	82	82	0	(12)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2033		4,800	(93)	71	(22)	10	0
Receive	3-Month COP-IBR Compounded-OIS	7.498	Quarterly	04/28/2028	COP	1,970,800	0	37	37	0	0
Receive	3-Month COP-IBR Compounded-OIS	8.530	Quarterly	08/22/2029		1,800,000	0	32	32	0	(1)
Pay	3-Month PLN-WIBOR	4.136	Annual	07/25/2029	PLN	5,400	0	23	23	1	0
Receive	3-Month PLN-WIBOR	4.930	Annual	07/25/2029		2,100	0	(25)	(25)	0	(1)
Receive	3-Month PLN-WIBOR	5.010	Annual	07/25/2029		3,300	(31)	(11)	(42)	0	(1)
Receive	3-Month ZAR-JIBAR	8.820	Quarterly	01/31/2030	ZAR	7,700	(29)	(11)	(40)	0	0
Receive	6-Month CLP-CHILIBOR	4.580	Semi-Annual	10/01/2028	CLP	406,800	0	0	0	0	0
Receive	6-Month CLP-CHILIBOR	5.020	Semi-Annual	09/01/2030		465,000	0	(7)	(7)	0	0
Receive	28-Day MXN-TIIE	7.550	Lunar	03/02/2028	MXN	8,600	(1)	(2)	(3)	0	0

							$285	$219	$504	$69	$(21)

Total Swap Agreements							$285	$228	$513	$69	$(21)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2025:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$53	$69	$122	$0	$(1,300)	$(21)	$(1,321)

See Accompanying Notes	ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	17

Schedule of Investments	PIMCO StocksPLUS® Global Portfolio	(Cont.)

(g)

Securities with an aggregate market value of $1,324 and cash of $10,142 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2025. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(13) for closed futures is outstanding at period end.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2026	PLN	1,032		$282	$0	$(6)

BPS	01/2026	AUD	1,095		716	0	(15)
	01/2026	PLN	650		176	0	(5)
	01/2026		$7	CNH	53	0	0
	01/2026		125	NZD	219	2	0
	03/2026		19	CZK	393	0	0
	04/2026	BRL	1,700		$297	0	(6)

BRC	01/2026		$57	PLN	208	1	0
	01/2026	ZAR	1,108		$64	0	(3)

BSH	01/2026		$52	JPY	8,114	0	0
	01/2026		129	NZD	230	4	0
	04/2026	BRL	3,400		$598	1	(10)

CBK	01/2026	AUD	77		51	0	0
	01/2026	EUR	494		577	0	(4)
	01/2026		$7	THB	239	0	0
	03/2026	CLP	210,714		$226	0	(8)

DUB	01/2026	ZAR	1,974		113	0	(6)

FAR	01/2026	AUD	1,295		841	0	(23)
	01/2026	GBP	145		190	0	(5)
	01/2026	MXN	10,477		565	0	(16)
	01/2026	PLN	1,109		301	0	(8)
	01/2026	SGD	24		19	0	0
	01/2026		$151	NZD	268	3	0
	01/2026		308	PLN	1,123	5	0
	01/2026	ZAR	1,369		$80	0	(3)

GLM	01/2026	CHF	10		12	0	0
	01/2026		$276	PLN	1,009	5	0
	01/2026	ZAR	1,018		$59	0	(2)
	03/2026	BRL	990		179	0	0
	03/2026		$1	BRL	5	0	0
	04/2026	BRL	7,300		$1,284	3	(24)

IND	01/2026	JPY	53,600		347	5	0

JPM	01/2026		110,100		710	7	0
	01/2026	PLN	1,055		287	0	(7)
	01/2026		$15	CNH	109	0	0
	01/2026		199	PLN	735	6	0
	01/2026	ZAR	373		$22	0	(1)
	04/2026	BRL	8,400		1,425	0	(77)

MBC	01/2026	CAD	248		179	0	(2)
	01/2026	JPY	520,300		3,366	44	0
	01/2026		$526	NZD	914	0	0

18	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2025

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

SCX	01/2026		$7	CNH	52	$0	$0
	01/2026		38	JPY	5,929	0	0
	01/2026		14	TWD	438	0	0

SOG	01/2026	EUR	1,680		$1,946	0	(30)
	01/2026	JPY	75,300		485	4	0
	01/2026		$151	JPY	23,545	0	0
	03/2026	CLP	445,395		$460	0	(36)
	03/2026		$2	MXN	36	0	0

SSB	01/2026	JPY	1,273,600		$8,204	72	0

UAG	01/2026	COP	4,357,064		1,109	0	(35)
	01/2026		$189	PLN	692	4	0
	01/2026	ZAR	1,933		$111	0	(5)
	03/2026	CLP	227,606		245	0	(8)

Total Forward Foreign Currency Contracts						$166	$(345)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC USD versus KRW	KRW	1,419.000	02/12/2026	900	$ 5	$ 5

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 1-Year Interest Rate Swap	3-Month USD-SOFR	Receive	4.250%	12/09/2026	700	$0	$0
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-SOFR	Pay	2.500	02/13/2026	76,600	51	1
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-SOFR	Receive	3.650	09/09/2026	40,500	42	28
FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-SOFR	Receive	4.250	12/09/2026	47,000	22	13
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-SOFR	Receive	3.650	09/09/2026	3,100	3	2
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-SOFR	Receive	3.650	09/09/2026	32,700	35	22

							$153	$66

Total Purchased Options							$158	$71

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus KRW	KRW	1,383.000	02/12/2026	900	$(1)	$(2)

Total Written Options						$(1)	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2025(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
MYC	South Korea Government International Bonds	(1.000)%	Quarterly	12/20/2030	0.220%	$	400	$(16)	$2	$0	$(14)

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	iTraxx Crossover 44 5-Year 35-100% Index	5.000%	Quarterly	12/20/2030	EUR	1,210	$272	$13	$285	$0

BPS	iTraxx Crossover 44 5-Year 35-100% Index	5.000	Quarterly	12/20/2030		1,390	319	9	328	0

CBK	iTraxx Crossover 44 5-Year 35-100% Index	5.000	Quarterly	12/20/2030		350	80	2	82	0

JPM	iTraxx Crossover 44 5-Year 35-100% Index	5.000	Quarterly	12/20/2030		1,840	423	11	434	0

							$1,094	$35	$1,129	$0

See Accompanying Notes	ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	19

Schedule of Investments	PIMCO StocksPLUS® Global Portfolio	(Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Pay	Nvidia Corp.	N/A	4.450% (SOFR less a specified spread)	Monthly	01/20/2026	$	8,070	$0	$(720)	$0	$(720)
	Pay	Tesla, Inc.	N/A	4.450% (SOFR less a specified spread)	Monthly	01/20/2026		8,002	0	315	315	0

									$0	$(405)	$315	$(720)

Total Swap Agreements									$1,078	$(368)	$1,444	$(734)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2025:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$0	$5	$600	$605	$(6)	$(2)	$(720)	$(728)	$(123)	$384	$261
BPS	2	0	328	330	(26)	0	0	(26)	304	(360)	(56)
BRC	1	0	0	1	(3)	0	0	(3)	(2)	0	(2)
BSH	5	0	0	5	(10)	0	0	(10)	(5)	0	(5)
CBK	0	1	82	83	(12)	0	0	(12)	71	0	71
DUB	0	28	0	28	(6)	0	0	(6)	22	0	22
FAR	8	13	0	21	(55)	0	0	(55)	(34)	0	(34)
GLM	8	0	0	8	(26)	0	0	(26)	(18)	0	(18)
IND	5	0	0	5	0	0	0	0	5	0	5
JPM	13	0	434	447	(85)	0	0	(85)	362	(350)	12
MBC	44	0	0	44	(2)	0	0	(2)	42	0	42
MYC	0	2	0	2	0	0	(14)	(14)	(12)	0	(12)
NGF	0	22	0	22	0	0	0	0	22	0	22
SOG	4	0	0	4	(66)	0	0	(66)	(62)	0	(62)
SSB	72	0	0	72	0	0	0	0	72	0	72
UAG	4	0	0	4	(48)	0	0	(48)	(44)	0	(44)

Total Over the Counter	$166	$71	$1,444	$1,681	$(345)	$(2)	$(734)	$(1,081)

(i)

Securities with an aggregate market value of $384 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2025.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

20	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2025

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$53	$53
Swap Agreements	0	0	0	0	69	69

	$0	$0	$0	$0	$122	$122

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$166	$0	$166
Purchased Options	0	0	0	5	66	71
Swap Agreements	0	1,129	315	0	0	1,444

	$0	$1,129	$315	$171	$66	$1,681

	$0	$1,129	$315	$171	$188	$1,803

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$1,237	$0	$63	$1,300
Swap Agreements	0	0	0	0	21	21

	$0	$0	$1,237	$0	$84	$1,321

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$345	$0	$345
Written Options	0	0	0	2	0	2
Swap Agreements	0	14	720	0	0	734

	$0	$14	$720	$347	$0	$1,081

	$0	$14	$1,957	$347	$84	$2,402

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$24,847	$0	$137	$24,984
Swap Agreements	0	216	0	0	2,180	2,396

	$0	$216	$24,847	$0	$2,317	$27,380

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(444)	$0	$(444)
Purchased Options	0	0	0	0	(2)	(2)
Swap Agreements	0	333	697	0	0	1,030

	$0	$333	$697	$(444)	$(2)	$584

	$0	$549	$25,544	$(444)	$2,315	$27,964

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$6,334	$0	$23	$6,357
Swap Agreements	0	(25)	0	0	(2,167)	(2,192)

	$0	$(25)	$6,334	$0	$(2,144)	$4,165

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,003)	$0	$(1,003)
Purchased Options	0	0	0	0	(87)	(87)
Swap Agreements	0	73	(617)	0	0	(544)

	$0	$73	$(617)	$(1,003)	$(87)	$(1,634)

	$0	$48	$5,717	$(1,003)	$(2,231)	$2,531

See Accompanying Notes	ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	21

Schedule of Investments	PIMCO StocksPLUS® Global Portfolio	(Cont.)	December 31, 2025

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2025 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2025
Investments in Securities, at Value
Asset-Backed Securities
Canada
Credit Card Bullet	$0	$502	$0	$502
Cayman Islands
CMBS Other	0	456	0	456
Other ABS	0	14,073	0	14,073
Ireland
Other ABS	0	1,764	0	1,764
Japan
Automobile Sequential	0	354	0	354
Jersey, Channel Islands
Other ABS	0	726	0	726
United States
Automobile ABS Other	0	503	0	503
Automobile Sequential	0	7,479	0	7,479
Home Equity Other	0	2,262	0	2,262
Other ABS	0	11,824	0	11,824
Common Stocks
United States
Consumer Discretionary	7,702	0	0	7,702
Information Technology	8,804	0	0	8,804
Corporate Bonds & Notes
Australia
Utilities	0	198	0	198
Canada
Industrials	0	1,508	0	1,508
Utilities	0	496	0	496
Cayman Islands
Banking & Finance	0	200	0	200
France
Banking & Finance	0	1,002	0	1,002
Germany
Banking & Finance	0	1,083	0	1,083
Ireland
Banking & Finance	0	197	0	197
Japan
Banking & Finance	0	409	0	409
Industrials	0	806	0	806
Liberia
Industrials	0	2,010	0	2,010
Multinational
Industrials	0	149	0	149
Netherlands
Banking & Finance	0	1,507	0	1,507
Spain
Industrials	0	200	0	200
Switzerland
Banking & Finance	0	232	0	232
United Kingdom
Banking & Finance	0	4,655	0	4,655
Industrials	0	209	0	209
United States
Banking & Finance	0	8,484	0	8,484
Industrials	0	11,569	0	11,569

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2025
Utilities	$0	$2,909	$0	$2,909
Non-Agency Mortgage-Backed Securities
Australia	0	525	0	525
United Kingdom	0	102	0	102
United States	0	6,874	0	6,874
Sovereign Issues
Brazil	0	3,672	0	3,672
Chile	0	988	0	988
Colombia	0	991	0	991
Japan	0	611	0	611
Luxembourg	0	816	0	816
Mexico	0	506	0	506
South Africa	0	513	0	513
U.S. Government Agencies
United States	0	26,031	1,002	27,033
U.S. Treasury Obligations
United States	0	7,359	0	7,359
Short-Term Instruments
Commercial Paper	0	14,375	0	14,375
Short-Term Notes	0	4,347	0	4,347
Japan Treasury Bills	0	12,367	0	12,367
U.S. Treasury Bills	0	1,227	0	1,227

	$16,506	$159,070	$1,002	$176,578

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,186	$0	$0	$4,186

Total Investments	$20,692	$159,070	$1,002	$180,764

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	0	(2,128)	0	(2,128)

	$0	$(2,128)	$0	$(2,128)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9	113	0	122
Over the counter	0	1,681	0	1,681

	$9	$1,794	$0	$1,803

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,235)	(73)	0	(1,308)
Over the counter	0	(1,081)	0	(1,081)

	$(1,235)	$(1,154)	$0	$(2,389)

Total Financial Derivative Instruments	$(1,226)	$640	$0	$(586)

Totals	$19,466	$157,582	$1,002	$178,050

There were no significant transfers into or out of Level 3 during the period ended December 31, 2025.

22	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements	December 31, 2025

1. ORGANIZATION

PIMCO Equity Series VIT® (the “Trust”) is a Delaware statutory trust established under a trust instrument dated March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class and Advisor Class shares of the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

Hereinafter, the Board of Trustees of the Portfolio shall be collectively referred to as the “Board.”

The Portfolio has adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Portfolio’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and to assess its performance, and has discrete financial information available. The Officers, as listed in the Management of the Trust section of the most recent Statement of Additional Information, act as the Portfolio’s CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Portfolio’s portfolio managers as a team. The financial information in the form of the Portfolio’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Portfolio’s comparative benchmarks and to make resource allocation decisions for the Portfolio’s single segment, is consistent with that presented within the Portfolio’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP, including but not limited to ASC 946. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Distributions received from investments such as real estate investment trust securities may include a return of capital invested. Such distributions reduce the cost basis of the respective securities. Return of capital distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	23

Notes to Financial Statements	(Cont.)

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. The Portfolio may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for

24	PIMCO EQUITY SERIES VIT

December 31, 2025

the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In September 2023, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to Rule 35d-1 under the Act, which governs fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2023, FASB issued ASU 2023-09, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Management has implemented changes in connection with the amendments and where applicable included additional disclosure in the Notes to Financial Statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Portfolio’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Portfolio’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Portfolio generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Portfolio may calculate its NAV as of the NYSE Close for such day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation

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Notes to Financial Statements	(Cont.)

Designee”) for the Portfolio to perform the fair value determination relating to all Portfolio investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of portfolio investments. The Valuation Designee may value portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Portfolio’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which the Portfolio may transact.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

Under certain circumstances, the per share NAV of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a

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liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated funds for the period ended December 31, 2025 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$862	$5,315	$(2,000)	$2	$7	$4,186	$115	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$46	$8,538	$(8,583)	$(1)	$0	$0	$37	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal payments. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans. The Portfolio may invest in any level of the capital structure of an issuer or mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For CBOs, CLOs and other CDOs, the cash flows from the trust are split into portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the first loss from any defaults from the bonds or loans in the trust, although more senior tranches may also bear losses. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets, (iv) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among

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Notes to Financial Statements	(Cont.)

investors regarding the characterization of proceeds or unexpected investment results, and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage-Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative

seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and contemporaneously opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing

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terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(b) Short Sales Short sales are transactions in which the Portfolio sells a security that it does not own in anticipation that the market price of that security will decline. The Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(c) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2025, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of

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Notes to Financial Statements	(Cont.)

Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold

(“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing

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organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as

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Notes to Financial Statements	(Cont.)

defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure as the value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the

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forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Acquired Fund Risk is the risk that the Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and the ability of the Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. Investments in Acquired Funds that are exchange-traded funds are also subject to market risk, tracking error, the potential for trading at a discount or premium to their net asset value, bid/ask spread costs as well as the risks of the underlying securities they hold. In addition, the Portfolio’s performance will be reduced by the Portfolio’s proportionate amount of the expenses of any Acquired Funds in which it invests.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Portfolio may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Portfolio’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller or less developed markets, differing financial reporting, accounting, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit events resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Market Risk is the risk that the value of securities owned by the Portfolio may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting securities markets generally or particular industries or sectors.

Issuer Risk is the risk that the value of a security may decline for reasons related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Interest Rate Risk is the risk that fixed income securities and dividend- paying equity securities will fluctuate in value due to changes in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Factors such as government policy, inflation, the economy, and market for bonds can impact interest rates and yields.

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Notes to Financial Statements	(Cont.)

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons including declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality. If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could experience losses if the issuer or guarantor of a fixed income security, the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity.

Currency Risk is the risk that foreign (non-U.S.) currencies may fluctuate in value relative to the U.S. dollar, which can affect the value of the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of the Portfolio’s shares may be constrained by the liquidity of the Portfolio’s portfolio holdings.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Portfolio’s sensitivity to interest rate changes and other market risks.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Collateralized Loan Obligations Risk is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Portfolio to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Portfolio may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Portfolio. The Portfolio’s use of derivatives or other similar investments may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulations relating to a registered

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fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Portfolio’s performance.

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, futures contracts may expose the Portfolio to leverage risk, liquidity risk, market volatility, and margin requirements.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Portfolio.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not achieve its investment objective, among other reasons, because of regulatory restrictions including, for example, exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

Turnover Risk is the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruptions Risk The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from actual or threatened war or armed conflicts, military conflicts, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government interventions, defaults and shutdowns, political and regulatory changes or diplomatic developments or the imposition of sanctions and other measures, including the imposition of tariffs, or other U.S. economic policies and any related public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/ environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Also, while such legislation or regulations are intended to strengthen markets, systems and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes,

ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	37

Notes to Financial Statements	(Cont.)

failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk As the use of complex information technology and communication systems, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security despite the efforts of PIMCO, the Portfolio, or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. Disruptions or failures that affect service providers, counterparties, market participants or issuers of securities that are held by the Portfolio may adversely affect PIMCO or the Portfolio, including by causing losses or impairing PIMCO’s or the Portfolio’s operations. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders.

These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Portfolio and its shareholders may suffer losses as a result of a cyber security breach related to the Portfolio, its service providers, trading counterparties or the issuers in which the Portfolio invests.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes, the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

38	PIMCO EQUITY SERIES VIT

December 31, 2025

securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. FCM customers, such as the Portfolio, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations and other events, including, but not limited to, margin, execution and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class		Advisor Class
0.30%	0.31%	0.31%	*	0.31%

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended December 31, 2025.

ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	39

Notes to Financial Statements	(Cont.)

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is allowed to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing, or procuring through financial firms, administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”) pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing, or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class*	—	0.15%

Advisor Class	0.25%	—

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended December 31, 2025.

(d) Portfolio Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Portfolio, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Portfolio, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

(e) Remuneration Paid to Directors, Officers and Others (N-CSR Item 10) The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. The pro rata share of Trustee fees for the Portfolio is reflected on the Statement of Operations as Trustee fees.

(f) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through May 1, 2026, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. As of December 31, 2025, the amount waived and/or reimbursed was $83,699.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO as of December 31, 2025 were (amounts in thousands†):

Expiring Within

12 months	13-24 months	25-36 months	Total

$71	$71	$84	$226

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO EQUITY SERIES VIT

December 31, 2025

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Frequent and active trading of the Portfolio’s portfolio holdings may cause adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely impact the Portfolio’s after-tax returns. The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2025 were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$180,332	$192,116	$95,286	$78,903

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2025		Year Ended 12/31/2024

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	109	$906	10	$81

Advisor Class	359	2,797	236	1,806
Issued as reinvestment of distributions

Institutional Class	188	1,587	221	1,705

Advisor Class	814	6,663	1,037	7,795
Cost of shares redeemed

Institutional Class	(491)	(4,124)	(543)	(4,143)

Advisor Class	(3,662)	(29,602)	(3,907)	(29,239)

Net increase (decrease) resulting from Portfolio share transactions	(2,683)	$(21,773)	(2,946)	$(21,995)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2025, one person owned of record or beneficially 10% or more of the Portfolio’s total outstanding shares, comprising 93% of the Portfolio. The shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains

ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	41

Notes to Financial Statements	(Cont.)

tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2025, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

In this reporting period, the Portfolio adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Portfolio’s financial position or the results of its operations. For the annual period covered by this report, the portfolio did not pay any material federal, state or local income taxes or any material income taxes in foreign jurisdictions.

The Portfolio files U.S. federal, state and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2025, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO StocksPLUS® Global Portfolio	$13,510	$15,411	$811	$0	$0	$0	$0	$29,732

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and return of capital distributions from underlying funds.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2025 through December 31, 2025 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2025 through December 31, 2025 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2025, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO StocksPLUS® Global Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2025, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO StocksPLUS® Global Portfolio	$179,409	$3,162	$(2,362)	$800

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and return of capital distributions from underlying funds.

42	PIMCO EQUITY SERIES VIT

December 31, 2025

For the fiscal years ended December 31, 2025 and December 31, 2024, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2025			December 31, 2024

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO StocksPLUS® Global Portfolio	$8,250	$0	$0	$9,500	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series VIT and Shareholders of PIMCO StocksPLUS Global Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO StocksPLUS Global Portfolio (constituting PIMCO Equity Series VIT, hereafter referred to as the “Portfolio”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2026

We have served as the auditor of one or more investment companies in PIMCO Equity Series VIT since 2010.

44	PIMCO EQUITY SERIES VIT

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

AUD	Australian Dollar	CZK	Czech Koruna	PLN	Polish Zloty

BRL	Brazilian Real	EUR	Euro	SGD	Singapore Dollar

CAD	Canadian Dollar	GBP	British Pound	THB	Thai Baht

CHF	Swiss Franc	JPY	Japanese Yen	TWD	Taiwanese Dollar

CLP	Chilean Peso	KRW	South Korean Won	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	ZAR	South African Rand

COP	Colombian Peso	NZD	New Zealand Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index	SOFRINDX	Secured Overnight Financing Rate Index

IBR	Indicador Bancario de Referencia	SOFR	Secured Overnight Financing Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:

ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate	RMBS	Residential Mortgage-Backed Security

CHILIBOR	Chile Interbank Offered Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CMBS	Collateralized Mortgage-Backed Security	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	45

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the portfolio estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2025 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO StocksPLUS® Global Portfolio

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2025	$0.0740	$0.0000	$0.0000	$0.0740

December 2025	$0.0776	$0.0000	$0.0000	$0.0776

Advisor Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2025	$0.0686	$0.0000	$0.0000	$0.0686

December 2025	$0.0713	$0.0000	$0.0000	$0.0713

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a portfolio distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a portfolio net income, yield, earnings or investment performance.

46	PIMCO EQUITY SERIES VIT

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2025 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended December 31, 2025 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2025.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2025 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2025 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b).

Section 199A Dividends. The Portfolio intends to pass through the maximum amount allowable as Section 199A Dividends defined in Proposed Treasury Section 199A-3(d).

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†

PIMCO StocksPLUS® Global Portfolio	0.00%	0.00%	$8,250	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2026, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2025.

ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	47

Changes in and Disagreements with Accountants for Open-End Management Investment Companies (N-CSR Item 8)	(Unaudited)

Not applicable.

48	PIMCO EQUITY SERIES VIT

Proxy Disclosures for Open-End Management Investment Companies (N-CSR Item 9)	(Unaudited)

Not applicable.

ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	49

Approval of Investment Advisory Contract and Other Agreements (N-CSR Item 11)

At a meeting held on August 19-20, 2025, the Board of Trustees (the “Board”) of PIMCO Equity Series VIT (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO StocksPLUS® Global Portfolio (the “Portfolio”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2026. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolio, and PIMCO for an additional one-year term through August 31, 2026.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolio’s investment performance and information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolio’s compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and the Portfolio. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO; information regarding the profitability to PIMCO of its relationship with the Portfolio; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolio; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolio, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements.

(b) Review Process In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc.

(“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 19-20, 2025 meeting. The Independent Trustees also met via video conference with Counsel on July 23, 2025, and conducted a video conference meeting on August 13, 2025 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes, where appropriate. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussions below are intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolio’s asset level. The Board also considered the various services in addition to portfolio management that PIMCO provides to the Portfolio. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to, for example, investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed for the competitive investment management industry and to strengthen its ability to deliver advisory services under the Investment Advisory Contract. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws

50	PIMCO EQUITY SERIES VIT

(Unaudited)

and regulations, including recently adopted regulations impacting the Portfolio, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders. The Board also considered PIMCO’s continuous investment in its disciplines and personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time and other investment options that have the potential to benefit shareholders.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the ongoing development of its own proprietary software and applications to support the Portfolio.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements are likely to continue to benefit the Portfolio and its shareholders.

(b) Other Services The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolio under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement is expected to continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO have benefited, and will likely continue to benefit, the Portfolio and its shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolio’s performance, as available, over short- and long-term periods ended March 31, 2025 and other performance data, as available, over short- and long-term periods ended June 30, 2025 (the “PIMCO Report”) and from Broadridge concerning the Portfolio’s performance, as available, over short- and long-term periods ended March 31, 2025 (the “Broadridge Report”). The Board also noted that the Broadridge Report incorporated peer classifications from Morningstar for the Portfolio because it was believed that Morningstar provided a better comparison.

The Board considered information regarding both the short- and long-term investment performance of the Portfolio relative to a specified index as provided to the Board (the “performance index”) in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. PIMCO reported to the Board that, according to the Broadridge Report, the Portfolio (based on Institutional Class performance) outperformed the median for its performance universe for the one-, three-, five and ten-year periods ended March 31, 2025, and that it underperformed its performance index for the one-, three- five and ten-year periods ended March 31, 2025. PIMCO reported to the Board on the reasons for the Portfolio’s performance relative to its performance index and actions that have been taken by PIMCO to attempt to improve performance. Depending on the circumstances, the Independent Trustees may be satisfied with the Portfolio’s performance notwithstanding that it lags its performance index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolio indicates that its continued management is likely to benefit the Portfolio and its shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset. The Board noted that PIMCO generally seeks to price new funds and classes competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. The Board also considered that PIMCO reviews the Portfolio’s fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Portfolio.

ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	51

Approval of Investment Advisory Contract and Other Agreements (N-CSR Item 11)	(Cont.)

The Board reviewed the advisory fees, supervisory and administrative fees and total expense ratios (including total expense ratios net of fee waivers and expense limitation agreements, as applicable) of the Portfolio (excluding, as may be applicable, extraordinary expenses, interest expenses, acquired fund fees and expenses, and certain other items) (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as a universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for the Portfolio.

The Board considered the Portfolio’s supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolio’s business has become increasingly complex, PIMCO is responsible for providing a broad array of fund supervision and administrative functions, including, but not limited to: compliance oversight and testing, legal services, risk management, technology, shareholder servicing, reporting, business management and executive leadership. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolio’s operating costs rise, such as when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing the Portfolio to scale at inception and reinvesting in other important areas of the business that support the Portfolio. The Board considered historical advisory and/or supervisory and administrative (as may be applicable) fee reductions implemented for the Portfolio, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board concluded that the Portfolio’s supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolio and its shareholders.

The Board noted that the Portfolio’s total expense ratios were lower than those of the competitor funds and discussed the Portfolio’s expenses with PIMCO. Upon comparing the Portfolio’s total expense ratios to other funds in the expense group in the Broadridge Report, the Board found total expense ratios of the Portfolio to be reasonable.

Based on the information presented by PIMCO and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expense ratios of the Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolio. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Trust, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolio, PIMCO shares the benefits of such economies of scale with the Portfolio, if any, and its shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through the pricing of the Portfolio to scale from inception and the enhancement of services provided to the Portfolio in return for fees paid. The Board considered that the Portfolio’s unified fee rate had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing

52	PIMCO EQUITY SERIES VIT

(Unaudited)

Portfolio shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolio.

The Trustees considered that the unified fee has provided inherent economies of scale because the Portfolio maintains competitive fixed fees over the annual contract period even if the Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees reviewed materials indicating that, unlike the Portfolio’s unified fee structure, funds with “pass through” expense structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also reviewed materials demonstrating the benefits of the unified fee to shareholders during market downturns and/or periods of high volatility. The Trustees also considered that the unified fee protects shareholders from a rise in administrative and operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolio’s cost structure was reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolio’s unified fee structure, generally pricing the Portfolio to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolio and its shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. Such benefits also include ancillary benefits to PIMCO or its employees related to service or rate offers in financial firms’ other business lines, which can result in PIMCO or its employees having access to more favorable products or rates. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolio and its shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolio’s Rule 12b-1 plans or otherwise. In addition, the Board considered that PIMCO may benefit indirectly from its use of the HUB technology platform, a joint venture between PIMCO, Man Group, S&P Global, Microsoft and State Street,

and its recent strategic managed service arrangement with a third-party consultant. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolio, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolio by PIMCO supported the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Portfolio and its shareholders, that the fees charged under the Agreements were fair and reasonable in light of the services provided, and that the renewal of the Agreements was in the best interests of the Portfolio and its shareholders.

ANNUAL FINANCIAL AND OTHER INFORMATION	|	DECEMBER 31, 2025	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

2323 Grand Boulevard, 5th Floor

Kansas City, MO 64108

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

80 Lamberton Road

Windsor, CT 06095

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pimco.com/pvit

PSVTSTOCKSFSTMAR_123125

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

The information required by this Item 8 is included as part of the annual Financial Statements and Financial Highlights filed under Item 7(a) of this Form N-CSR.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

The information required by this Item 9 is included as part of the annual Financial Statements and Financial Highlights filed under Item 7(a) of this Form N-CSR.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The information required by this Item 10 is included as part of the annual Financial Statements and Financial Highlights filed under Item 7(a) of this Form N-CSR.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item 11 is included with the annual Financial Statements and Financial Highlights filed under Item 7(a) of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Not applicable for open-end investment companies.

(a)(3)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(4)	Not applicable for open-end investment companies.

(a)(5)	There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date:	February 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date:	February 25, 2026

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	February 25, 2026